SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2006

XACT AID, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-120807	11-3718650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

143 Triunfo Canyon Rd., Suite 104, Westlake Village CA 91361
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 805-494-7838

__________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

As used herein, the terms, ‘we,’ ‘us,’ ‘our,’ and the ‘Company’ refers to Xact Aid, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

Xact Aid, Inc. hereby amends its Current Report on Form 8-K (the “Original Form 8-K”), which was filed with the Securities and Exchange Commission on September 25, 2006, to clarify and supplement information that was disclosed at the time of filing the Original Form 8-K.

ITEM 4.01 Change in Registrant’s Certifying Accountant

(A) Resignation of Armando C. Ibarra, C.P.A.

On September 19, 2006, we received the resignation of our principal independent accountant, Armando C. Ibarra, C.P.A.

Armando C. Ibarra, C.P.A. has served as our principal independent accountant from inception (April 19, 2004) and the fiscal years June 30, 2004 and June 30, 2005, inclusive through September 19, 2006.

The principal independent accountant’s reports issued by Armando C. Ibarra, C.P.A. for the years ended June 30, 2004 and 2005 contained an explanatory paragraph indicating that there was substantial doubt as to our company’s ability to continue as a going concern. Other than such statement, no report of Armando C. Ibarra, C.P.A. on our financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During our two most recent fiscal years ended June 30, 2006 and through September 19, 2006 there were no disagreements with Armando C. Ibarra, C.P.A., our former principal independent accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Armando C. Ibarra, C.P.A.’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our consolidated financial statements for such periods. We have requested that Armando C. Ibarra, C.P.A. furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.1.

(B) Engagement of Chang G. Park, C.P.A., Ph. D.

On September 20, 2006, upon authorization and approval of the Company’s Board of Directors, the Company engaged the services of Chang G. Park, CPA, Ph.D. (‘Park’) as its independent registered public accounting firm.

No consultations occurred between the Company and Park during the two most recent fiscal years ended June 30, 2006 and through September 20, 2006 regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c). Exhibit 16.1 Letter from Armando C. Ibarra, C.P.A. to the U.S. Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2006	Xact Aid, Inc.

	By:	/s/ Robert G. Pautsch
Robert G. Pautsch, Interim President

Exhibit Index

Exhibit No.	Description
16.1	Letter from Armando C. Ibarra, C.P.A. to the U.S. Securities and Exchange Commission